UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 7, 2006

Oil-Dri Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	0-8675	36-2048898

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois		60611-4213

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (312) 321-1515

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

Oil-Dri Corporation of America (the “Registrant”) and Richard M. Jaffee, Chairman of the Registrant’s Board of Directors, have executed an amendment to their existing consulting agreement.  The agreement, originally entered into in October 1989, had been previously amended in October 1998 and then again in October 2000.  (The Registrant has previously filed the agreement and the two amendments with the Securities and Exchange Commission.)  As previously amended, the agreement expired January 31, 2006.

The Registrant and Mr. Jaffee executed a third amendment on February 7, 2006, which is subject to approval by the Registrant’s Board of Directors.  Under this third amendment, the consulting agreement will continue in effect until January 31, 2011.  It will thereafter renew automatically for successive one-year terms unless either party provides the other with at least 90 days’ prior written notice of termination.  As had been the case under the agreement as previously amended, Mr. Jaffee will receive consulting fees at the annual rate of $185,000 as well as an office and administrative support from the Registrant.  He and his spouse will continue to be covered under the Registrant’s medical plan for their lifetimes, at no cost to them.

If approved by the Registrant’s Board of Directors, this third amendment will be retroactive for all purposes to January 31, 2006.  The Registrant expects to submit the amendment for consideration by its Board of Directors at a regular meeting scheduled for March 14, 2006.  This summary of the third amendment is qualified in its entirety by reference to the complete amendment, which is filed as Exhibit 10.1 hereto and which is incorporated by this reference into this summary.

In light of this third amendment, Mr. Jaffee has determined to continue his practice of not receiving any annual retainer or meeting fees for his service on the Company’s Board of Directors.  The Registrant had previously reported that Mr. Jaffee would begin receiving an annual retainer and meeting fees beginning January 1, 2006.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibits

10.1	Third Amendment to Agreement, dated as of January 31, 2006, between Oil-Dri Corporation of America and Richard M. Jaffee

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

	By:	/s/ Charles P. Brissman

Charles P. Brissman
Vice President and General Counsel

Date: February 13, 2006

Exhibit Index

Exhibit Number	Description of Exhibits

10.1	Third Amendment to Agreement, dated as of January 31, 2006, between Oil-Dri Corporation of America and Richard M. Jaffee